UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2023

CITIZENS FINANCIAL SERVICES INC
(Exact name of registrant as specified in its charter)

Pennsylvania	001-41410	23-2265045
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 S MAIN ST MANSFIELD, Pennsylvania	16933
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code (570) 662-0444

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $1.00 Per Share	CZFS	NASDAQ Capital Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter):

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On April 18, 2023, Citizens Financial Services, Inc. (the “Company”) held its annual meeting of stockholders (“Annual Meeting”) at which the Company’s shareholders considered the following proposals: (i) to elect four Class 3 directors, (ii) to ratify the appointment of S.R. Snodgrass, P.C., Certified Public Accountants, as the independent registered public accounting firm for the
Company for the fiscal year ending December 31, 2023 and (iii) to approve the Citizens Financial Services, Inc. 2023 Employee Stock Purchase Plan. The proposals are described in detail in the Company’s Definitive Proxy Statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on March 9, 2023. The final results for the votes regarding each proposal are set forth below.

Election of Class 3 Directors
At the Annual Meeting, the following individuals were elected as Class 3 directors, each to serve a three-year term, by the following vote:

	FOR	WITHHELD	BROKER NON-VOTES
Randall E. Black	1,585,854	108,965	668,989
Rinaldo A. DePaola	1,574,140	120,679	668,989
Janie M. Hilfiger	1,544,917	149,902	668,989
Mickey L. Jones	1,578,335	116,484	668,989

Ratification of S.R. Snodgrass as the Company’s Independent Registered Public Accounting Firm
At the Annual Meeting, the Company’s shareholders ratified the appointment of S.R. Snodgrass, P.C., Certified Public Accountants, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2023 by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
2,337,732	17,637	8,439	-

Approval Of Citizens Financial Services, Inc. 2023 Employee Stock Purchase Plan
At the Annual Meeting, the Citizens Financial Services, Inc. 2023 Employee Stock Purchase Plan was approved by the following vote:

FOR	AGAINST	ABSTAIN	BROKER NON-VOTES
1,532,823	147,852	14,144	668,989

The total shares voted at the annual meeting were 2,363,808.

Item 7.01 Regulation FD Disclosure.

A copy of the presentation made by CEO & President Randall E. Black at the Annual Meeting is attached hereto as Exhibit 99.1, and is being furnished herewith pursuant to Item 7.01.

The information contained in this Item 7.01, including Exhibit 99.1 attached hereto, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, nor shall such information or exhibit be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as may be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

On April 21, 2023, the Company issued a press release titled “Citizens Financial Services, Inc. Holds Annual Meeting.”  A copy of the press release is attached hereto as Exhibit 99.2, and is being filed herewith pursuant to Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits.

Exhibit Number	Description
99.1	Annual Meeting Presentation
99.2	Press Release dated April 21, 2023

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CITIZENS FINANCIAL SERVICES, INC.

Date: April 21, 2023	By:	/s/ Stephen J. Guillaume
Stephen J. Guillaume
Chief Financial Officer